                                                                   Exhibit 10.26


                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                        COLOGNE LIFE REINSURANCE COMPANY
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

              10.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

               5.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

               1.00% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

               1.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title:  ____________________________

Attest:    ______________________________   Date:   ____________________________

and Signed by:

COLOGNE LIFE REINSURANCE COMPANY


Signature: ______________________________   Title:  ____________________________

Attest:    ______________________________   Date:   ____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

               0.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

              20.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

              20.00% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

              25.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature:  ______________________________   Title: ____________________________

Attest:     ______________________________   Date:  ____________________________

and Signed by:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY


Signature:  ______________________________   Title: ____________________________

Attest:     ______________________________   Date:  ____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                       DONNELLY SKRTICH UNDERWRITERS, LLC
                              for and on behalf of
                          CONTINENTAL ASSURANCE COMPANY
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

               0.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

               0.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

              21.50% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

              30.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the

Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

_______________________________________________________________________________

_______________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

and Signed by:

DONNELLY SKRTICH UNDERWRITERS, LLC
for and on behalf of
CONTINENTAL ASSURANCE COMPANY


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                       INSURANCE SERVICES ASSOCIATES, LTD.
                              for and on behalf of
                        MANULIFE REINSURANCE CORPORATION
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

              25.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

              35.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

              25.00% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

              25.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the

Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

and Signed by:

INSURANCE SERVICES ASSOCIATES, LTD.
for and on behalf of
MANULIFE REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                              LLOYD'S UNDERWRITERS
                         per Schedule(s) attached hereto
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

              30.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

              15.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

              17.50% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

              10.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the

Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

and Signed by:

LLOYD'S POLICY SIGNING OFFICE
for and on behalf of
UNDERWRITERS AT LLOYD'S
per Schedule(s) attached hereto


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                         LONDON LIFE REINSURANCE COMPANY
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

               5.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

              10.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

              10.00% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

               5.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

and Signed by:

LONDON LIFE REINSURANCE COMPANY


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                         NEW HAMPSHIRE INSURANCE COMPANY
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

              10.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

              10.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

               5.00% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

               4.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

and Signed by:

NEW HAMPSHIRE INSURANCE COMPANY
per AIG EUROPE (UK) LTD


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

                       INTERESTS AND LIABILITIES CONTRACT


                     attaching to and forming a part of the


                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                       RELIANCE NATIONAL INSURANCE COMPANY
                (hereinafter called the "Subscribing Reinsurer")


         It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that effective 12:01 a.m. January 1, 1998, through December 31, 1998, both days inclusive, Local Standard Time, the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer on the attached Agreement will be:

              20.00% as respects the liability and premium set forth in EXHIBIT A, FIRST LAYER.

               5.00% as respects the liability and premium set forth in EXHIBIT B, SECOND LAYER.

               0.00% as respects the liability and premium set forth in EXHIBIT C, THIRD LAYER.

               0.00% as respects the liability and premium set forth in EXHIBIT D, FOURTH LAYER.

         The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interests and liabilities of the other Reinsurers.

         If the Subscribing Reinsurer wishes to designate an alternate party to that named in the Service of Suit Article contained in the attached Agreement, then service of process will be made upon the party hereinafter named:

________________________________________________________________________________

________________________________________________________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Agreement to be executed in duplicate by their duly authorized representatives.


TRENWICK AMERICA REINSURANCE CORPORATION


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

and Signed by:

RELIANCE NATIONAL INSURANCE COMPANY


Signature: ______________________________   Title: _____________________________

Attest:    ______________________________   Date:  _____________________________

                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                  THE SUBSCRIBING REINSURER(S) SPECIFIED IN THE
                      INTERESTS AND LIABILITIES CONTRACT(S)
                           ATTACHED TO THIS AGREEMENT
           (hereinafter referred to collectively as the "Reinsurers")









Term: January 1, 1998 through December 31, 1998, Local Standard Time, both days inclusive.

                                    CONTENTS

ARTICLE                                                                    PAGE
-------                                                                    ----

         WITNESSETH:........................................................1
I        COVERAGE...........................................................1
II       TERM...............................................................2
III      EXTENDED EXPIRATION................................................2
IV       EXCLUSIONS.........................................................3
V        TERRITORY..........................................................3
VI       NET RETAINED LINES.................................................3
VII      ULTIMATE NET LOSS..................................................4
VIII     REPORTS AND REMITTANCES............................................5
IX       NOTICE OF LOSS AND LOSS SETTLEMENTS................................5
X        OFFSET.............................................................6
XI       SALVAGE AND SUBROGATION............................................6
XII      ERRORS AND OMISSIONS...............................................7
XIII     CURRENCY...........................................................8
XIV      ACCESS TO RECORDS..................................................8
XV       TAXES..............................................................8
XVI      FEDERAL EXCISE TAX.................................................9
XVII     ARBITRATION........................................................9
XVIII    SERVICE OF SUIT...................................................11
XIX      INSOLVENCY........................................................13
XX       FUNDING OF LOSS RESERVES..........................................14
XXI      COMMUTATION AND SUNSET............................................18
XXII     INTERMEDIARY......................................................18
         EXECUTION.........................................................19

              EXHIBITS

EXHIBIT A - FIRST LAYER.....................................................20

            RETENTION AND LIMIT.............................................20

            RATE AND PREMIUM................................................20

            REINSTATEMENT...................................................21

EXHIBIT B - SECOND LAYER....................................................22

            RETENTION AND LIMIT.............................................22

            RATE AND PREMIUM................................................22

            REINSTATEMENT...................................................23

EXHIBIT C - THIRD LAYER.....................................................24

            RETENTION AND LIMIT.............................................24

            RATE AND PREMIUM................................................24

            REINSTATEMENT...................................................25

EXHIBIT D - FOURTH LAYER....................................................26

            RETENTION AND LIMIT.............................................26

            RATE AND PREMIUM................................................26

            REINSTATEMENT...................................................27

                   CATASTROPHE FIRST, SECOND, THIRD AND FOURTH
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                     between


                    TRENWICK AMERICA REINSURANCE CORPORATION
                              Stamford, Connecticut
                   (hereinafter referred to as the "Company")


                                       and


                  THE SUBSCRIBING REINSURER(S) SPECIFIED IN THE
                      INTERESTS AND LIABILITIES CONTRACT(S)
                           ATTACHED TO THIS AGREEMENT
           (hereinafter referred to collectively as the "Reinsurers")


WITNESSETH:

         That in consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinbelow set forth, the parties hereto agree as follows:

                                   ARTICLE I


COVERAGE

         The Reinsurer will indemnify the Company, subject to the limits set forth in the Retention and Limit Sections of Exhibits A, B, C and D attaching to and forming part of this Agreement for the Company's participation on any loss or losses occurring during the term of this Agreement under all policies, binders, contracts, or agreements of insurance or reinsurance, whether written or oral, (hereinafter called "policies") underwritten by Duncanson and Holt Group.

         All reinsurance for which the Reinsurers will be obligated by virtue of this Agreement will be subject to the same terms, conditions, interpretations, waivers, modifications, and alterations as the respective policies of the Company to which this Agreement applies. Nothing herein will in any manner create any obligations or establish any rights against the Reinsurers in favor of any third parties or any persons not parties to this Agreement except as provided in the Insolvency Article.

                                   ARTICLE II

TERM

         The term of this Agreement shall be the twelve month period commencing January 1, 1998, through, December 31, 1998, Local Standard Time, both days inclusive and this Agreement shall apply to losses occurring during the aforementioned term. "Local Standard Time" is defined as where the loss occurs.

                                  ARTICLE III

EXTENDED EXPIRATION

         Should this Agreement expire while a loss occurrence covered hereunder is in progress, the Reinsurers will be responsible for their portion of the entire loss or damage caused by such loss occurrence, subject to the other conditions of this

Agreement, and provided that no part of said loss occurrence is claimed against any renewal or replacement of this Agreement.

                                   ARTICLE IV

EXCLUSIONS

         No reinsurance indemnity will be afforded under this Agreement for:

         A.       Employers Liability.

         B.       Loss or liability excluded under the subject policies.

                                   ARTICLE V

TERRITORY

         This Agreement shall provide coverage wherever the subject policies apply.

                                   ARTICLE VI


NET RETAINED LINES

         This Agreement applies to only that portion of any reinsurance which the Company retains net for its own account, and in calculating the amount of loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss in respect of that portion of any reinsurance which the Company retains net for its own account shall be included. The amount of the Reinsurer's liability hereunder shall not be increased by reason of the inability of the Company to collect from any other Reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other Reinsurers or otherwise.

                                  ARTICLE VII

ULTIMATE NET LOSS

         The term "Ultimate Net Loss" as used in this Agreement shall mean the amount paid or payable by the Company in settlement of claims or losses after deduction for all recoveries, all salvages and all claims upon other reinsurances, whether collectible or not, and shall include expenses of litigation, if any, and all other loss adjustment expenses of the Company including a pro rata share of the salaries and expenses of the Company's outside employees according to time occupied in adjusting such claims and losses and expenses of the Company's officials incurred in connection therewith, but excluding salaries of the Company's officials and any normal overhead charges.

         All salvages, recoveries, or payments recovered or received by the Company after a loss settlement hereunder shall be applied as if recovered or received before such settlement, and all necessary adjustments shall be made by the parties hereto. However, nothing herein shall be construed to mean that losses under this Agreement shall not be recoverable until the Company's Ultimate Net Loss has been ascertained.

         The Company shall be permitted to carry underlying excess reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Agreement. Nothing in this clause, however, shall be construed to mean that losses under this Agreement are not recoverable until the Company's Ultimate Net Loss has been ascertained.

                                  ARTICLE VIII

REPORTS AND REMITTANCES

         As soon as possible following the close of the annual period, the Company will furnish the Reinsurers with a report of reinsurance premium due them for that period. Such report will show and properly segregate the Company's premium to which the reinsurance rate applies as well as contain such other information as may be required by the Reinsurer for completion of their NAIC interim and/or annual statements. The premium due the Reinsurers will be balanced against the minimum and deposit premium set forth in the Rate and Premium Sections of Exhibits A, B, C and D attaching to and forming part of this Agreement, and any balance shown to be due the Reinsurers will be paid within 75 days following the close of the annual period.

                                   ARTICLE IX


NOTICE OF LOSS AND LOSS SETTLEMENTS

         In the event of a loss occurrence taking place which either results in or appears to be of a serious enough nature as to result in a loss involving this Agreement, the Company shall give notice as soon as reasonably practicable to the

Reinsurers, and the Company shall keep the Reinsurer advised of all subsequent developments in connection therewith.

         The Reinsurers agree to abide by all loss settlements of the Company under this Agreement, such settlements to be construed as satisfactory proof of loss, and amounts falling to the share of the Reinsurers shall be immediately payable upon reasonable evidence of the amount paid or to be paid by the Company.

                                   ARTICLE X


OFFSET

         Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any balance or balances, whether on account of premiums or on account of losses or otherwise, due from each party to the other (or, if more than one, any other) party hereto under this Agreement; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of the Applicable Insurance Regulation.

                                   ARTICLE XI


SALVAGE AND SUBROGATION

         The Reinsurers will be credited with their share of salvage and/or subrogation in respect of claims and settlements under this Agreement, less their share of recovery expense. Unless the Company and Reinsurers agree to the contrary, the Company will enforce its right to salvage and/or subrogation and will prosecute all claims arising out of such right. Should the Company refuse or neglect to enforce this right, the Reinsurers are hereby empowered and authorized to institute appropriate action in the name of the Company.

         Amounts recovered from salvage and/or subrogation will always be used to reimburse the excess reinsurers (and the Company, should it carry a portion of excess coverage net) in the reverse order of their participation in the loss before being used in any way to reimburse the Company for its primary loss. If the amount recovered exceeds the recovery expense, the recovery expense will be borne by each party in proportion to its benefit from the recovery. If the recovery expense exceeds the amount recovered, the amount recovered (if any) will be applied to the reimbursement of recovery expense and the remaining expense as well as any originally incurred loss expense will be added to the ultimate net loss.

                                  ARTICLE XII

ERRORS AND OMISSIONS

         Inadvertent delay, error or omission made in connection with this Agreement shall not relieve either party from any liability which should have attached to either party had such delay, error or omission not occurred. Such delay, error or omission shall be rectified upon discovery.

                                  ARTICLE XIII

CURRENCY

         Wherever the word "Dollars" and the sign "$" appear in this Agreement, they shall be construed to mean United States Dollars, and all premiums and losses hereunder shall be payable in United States Currency.

                                  ARTICLE XIV


ACCESS TO RECORDS

         The Company shall place at the disposal of the Reinsurers and the Reinsurers shall have the right to inspect, through its authorized representatives, at all reasonable times, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                                   ARTICLE XV


TAXES

         The Company shall not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

                                  ARTICLE XVI


FEDERAL EXCISE TAX

         (This Article is applicable only to a Reinsurer who is domiciled outside the United States of America, excepting an Underwriter at Lloyd's London and other Reinsurer exempt from Federal Excise Tax.)

         The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Service Code to the extent such premium is subject to the Federal Excise Tax. In the event of any return of premium becoming due hereunder, the Reinsurer will deduct the applicable percentage of the return premium payable hereon as imposed under Section 4371 of the Internal Revenue Service Code from the amount of the return, and the Company or its agent should take steps to recover the tax from the United States government.

                                  ARTICLE XVII


ARBITRATION

         As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement, whether arising before or after termination, shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Stamford, Connecticut unless otherwise agreed.

         The members of the board of arbitration shall be active or retired, disinterested officials of insurance or reinsurance companies or Lloyd's of London Underwriters, or underwriting members of any Exchange formed for the purpose of writing insurance or reinsurance. Each party shall appoint its arbitrator, and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the claimant shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

         The claimant shall submit its initial brief within 20 days from the appointment of the umpire. The respondent shall submit its brief within 20 days thereafter, and the claimant may submit a reply brief within 10 days after filing of the respondent's brief.

         The board shall make its decision with due regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

         If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article, and communications shall be made by the Company to each of the reinsurers constituting the one party, provided that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

         Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

                                 ARTICLE XVIII


SERVICE OF SUIT

         (This Article is applicable only to an unauthorized Reinsurer in the Company's State of Domicile or to the Reinsurer who is domiciled outside the United States of America.)

         It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States of America.

         Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States.

         It is further agreed that service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, and that in any suit instituted against any one of them upon this contract, the Reinsurer will abide by the final decision of the Court or of any Appellate Court in the event of an appeal.

         The above-named are authorized and directed to accept service of process on behalf of Reinsurer's in any such suit and/or upon the request of the Company to give written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

         Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this contract or reinsurance, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or true copy thereof.


                                  ARTICLE XIX


INSOLVENCY

         In the event of insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurers of the pendency of a claim against the Company, indicating the policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurers within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim the Reinsurers may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurers shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers.

         Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

         It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Agreement shall be payable directly by the Reinsurers to the Company or to its liquidator, receiver, conservator or statutory successor, except (1) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company and (2) where the Reinsurers with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurers to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                   ARTICLE XX


FUNDING OF LOSS RESERVES

         (Applies only to the Reinsurer who is unlicensed or unaccredited by the insurance regulatory authority having jurisdiction over the Company's outstanding loss reserves.)

         As regards all business coming within the scope of this Agreement, the Company agrees to forward to the Reinsurer a statement showing their proportion of outstanding loss reserves, if any, when the Company files reserves with the insurance department or sets up on its book reserves which are required by law. Under no circumstance shall any amount relating to reserves in respect of losses or loss expenses Incurred But Not Reported be included in the calculation of the reserves hereunder.

         The Reinsurer hereby agrees that within 30 days of receiving the reserve statement they will, at their option, either:

1. apply for and secure delivery to the Company a clean, irrevocable and unconditional Letter of Credit; or

2. provide a Cash Advance to the Company (which shall be deposited by the Company in a bank acceptable to the insurance regulatory authorities, in a separate account for the benefit of the Company apart from its general assets and in trust for such uses and purposes as specified herein). The Company agrees that the Reinsurer shall be credited with the interest thereon at the prevailing rates, not to exceed the prime rate); or

3. provide assets for the benefit of the Company and enter into a Trust Agreement with the Company (which shall comply with the requirements of the insurance regulatory authorities, for a New York licensed Company the applicable regulation is No. 114)

         in an amount equal to the Reinsurer's proportion of said reserves.

         The Letter of Credit shall be issued or confirmed by a bank acceptable to the governmental authorities having jurisdiction over said reserves. The terms and conditions of the Letter of Credit shall comply with all requirements of said authorities, including but no limited to the following:

                  The Letter of Credit shall be issued for an initial period of not less than one year and shall automatically extend for an additional period of at least one year at each and every expiry date, unless and until, the Company has received at least 30 days prior notice from the issuing bank (at least 60 days prior notice from a confirming bank) by certified mail, registered mail, or receipted hand delivery), of its intention not to extend said Letter of Credit.

         If the insurance regulatory authority requires the Reinsurer to fund their proportion of outstanding loss reserves, if any, by Cash Advances or a combination of Cash Advance and Letter of Credit, the Reinsurer agrees to provide their proportion of said reserves in an amount and of such nature as to be acceptable to the insurance regulatory authority.

         The Company and any of its successors in interest, undertakes to use and apply any amounts which it may draw upon such Letter of Credit, Trust Agreement or Cash Advance, without diminution because of insolvency on the part of the Company or the Reinsurer, for the following purposes only:

1. to pay or reimburse the Company for the Reinsurer's share of any losses and allocated loss expenses paid by the Company, but not recovered from the Reinsurer;

2. to make refund of any sum which is in excess of the actual amount required by the insurance regulatory authority to fund the Reinsurer's share of any liability reinsured by this Agreement;

3. to create a Cash Advance account, in the event the issuing bank gives notice of its intention not to extend the Letter of Credit or cancel the Trust Agreement and provided that the obligations secured by the Letter of Credit or Trust Agreement remain unliquidated and undischarged at the time of receipt by the Company of such notice. That cash advance account shall be established and utilized in accordance with the provisions herein.

         The bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company and it is understood that the Company shall incur no obligation to said bank in acting upon said credit, other than as appears in the express terms thereof.

         All Letters of Credit, Cash Advances or Trust Agreements for the benefit of the Company under this Agreement shall be adjusted at annual intervals, or more frequently as agreed (but never more frequently than quarterly), to reflect the current balance of the Reinsurer's proportion of the Company's outstanding loss reserves. The Company shall forward to the Reinsurer a statement showing their proportion of said reserves. If the statement shows the Reinsurer's share of said reserves to be either in excess of or less than the current amount of the Letter of Credit, Cash Advance or Trust Agreement, an adjustment shall be made within 30 days of receipt of the statement by the Reinsurer in order to have the amount of the Letter of Credit,

Cash Advance or Trust Agreement equal to the obligations of the Reinsurer hereunder.

                                  ARTICLE XXI


COMMUTATION AND SUNSET

         This Agreement shall follow the Commutation and Sunset provisions of the Company's policies. Commutation under such policies shall not exceed one hundred and twenty months (120) months from the date of loss or the end of the Company's policy and shall include losses first notified to the Reinsurers no later than one hundred and twenty months (120) months from the date of loss or the end of the Company's policy

                                  ARTICLE XXII


INTERMEDIARY

         Aon Re Inc., an Illinois corporation, or one of its affiliated corporations duly licensed as a reinsurance intermediary, is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss expenses, salvages, and loss settlements) relating to this Agreement will be transmitted to the Company or the Reinsurers through the Intermediary. Payments by the Company to the Intermediary will be deemed payment to the Reinsurers. Payments by the Reinsurers to the Intermediary will be deemed payment to the Company only to the extent that such payments are actually received by the Company.

EXECUTION

This Agreement is executed by the Company and each Subscribing Reinsurer by the signing, in duplicate, of the Interests and Liabilities Contract(s) attached to this Agreement. This Agreement to be agreed by Lead Subscribing Reinsurer on behalf of all Subscribing Reinsurers. Amendments and or alterations to this Agreement are to be agreed by two lead Subscribing Reinsurers on behalf of all Subscribing Reinsurers.

                             EXHIBIT A -FIRST LAYER


RETENTION AND LIMIT

         No claim will be made hereunder unless the Company has first sustained, by reason of any one loss, an ultimate net loss in excess of $1,000,000. The Reinsurer will then be liable for the amount of ultimate net loss in excess of $1,000,000 any one loss, but the limit of liability of the Reinsurer will not exceed $4,000,000 with respect to any one loss.

RATE AND PREMIUM

         For the term of this Agreement, there will be a minimum and deposit premium hereon of $128,000, payable in equal quarterly installments of $32,000 on January 1, 1998, April 1, 1998, July 1, 1998 and October 1, 1998. At Agreement expiration, the Company will adjust the minimum and deposit premium against a rate of 1.25% of its applicable net earned premium.

         "Net earned premium" as used herein is the gross earned premium of the Company for the classes of business reinsured hereunder as specified in the Coverage Article, less the earned portion of premium paid for per risk reinsurance that inures to the benefit of this Agreement.

REINSTATEMENT

         In the event of the whole or any portion of the indemnity given hereunder being exhausted the amount so exhausted shall be automatically reinstated from the time of commencement of any loss occurrence subject to the payment of any additional premium calculated Pro Rata as to amount and as to time, such additional premium to be paid at the time the loss settlement is made by Reinsurer.

         If the loss settlement is made prior to the adjustment of premium the reinstatement premium shall be calculated provisionally on the deposit premium.

         Nevertheless, the liability under this Exhibit A shall never be more than $4,000,000 in respect of any loss nor more than $12,000,000 in all during the period of this Agreement representing two fully reinstatements only of the above limit of indemnity.

                            EXHIBIT B - SECOND LAYER


RETENTION AND LIMIT

         No claim will be made hereunder unless the Company has first sustained, by reason of any one loss, an ultimate net loss in excess of $5,000,000. The Reinsurer will then be liable for the amount of ultimate net loss in excess of $5,000,000 any one loss, but the limit of liability of the Reinsurer will not exceed $20,000,000 with respect to any one loss.

RATE AND PREMIUM

         For the term of this Agreement, there will be a minimum and deposit premium hereon of $50,000, payable in equal quarterly installments of $12,500 on January 1, 1998, April 1, 1998, July 1, 1998 and October 1, 1998. At Agreement expiration, the Company will adjust the minimum and deposit premium against a rate of 0.50% of its applicable net earned premium.

         "Net earned premium" as used herein is the gross earned premium of the Company for the classes of business reinsured hereunder as specified in the Coverage Article, less the earned portion of premium paid for per risk reinsurance that inures to the benefit of this Agreement.

REINSTATEMENT

         In the event of the whole or any portion of the indemnity given hereunder being exhausted the amount so exhausted shall be automatically reinstated from the time of commencement of any loss occurrence subject to the payment of any additional premium calculated Pro Rata as to amount and as to time, such additional premium to be paid at the time the loss settlement is made by Reinsurers.

         If the loss settlement is made prior to the adjustment of premium the reinstatement premium shall be calculated provisionally on the deposit premium.

         Nevertheless, the liability shall never be more than $20,000,000 in respect of any loss nor more than $60,000,000 in all during the period of this Agreement representing two full reinstatements only of the above limit of indemnity.

                             EXHIBIT C - THIRD LAYER


RETENTION AND LIMIT

         No claim will be made hereunder unless the Company has first sustained, by reason of any one loss, an ultimate net loss in excess of $25,000,000. The Reinsurer will then be liable for the amount of ultimate net loss in excess of $25,000,000 any one loss, but the limit of liability of the Reinsurer will not exceed $25,000,000 with respect to any one loss.

RATE AND PREMIUM

         For the term of this Agreement, there will be a minimum and deposit premium hereon of $34,000, payable in equal quarterly installments of $8,500 on January 1, 1998, April 1, 1998, July 1, 1998 and October 1, 1998. At Agreement expiration, the Company will adjust the minimum and deposit premium against a rate of 0.33% of its applicable net earned premium.

         "Net earned premium" as used herein is the gross earned premium of the Company for the classes of business reinsured hereunder as specified in the Coverage Article, less the earned portion of premium paid for per risk reinsurance that inures to the benefit of this Agreement.

REINSTATEMENT

         In the event of the whole or any portion of the indemnity given hereunder being exhausted the amount so exhausted shall be automatically reinstated from the time of commencement of any loss occurrence subject to the payment of any additional premium calculated Pro Rata as to amount and as to time, such additional premium to be paid at the time the loss settlement is made by Reinsurers.

         If the loss settlement is made prior to the adjustment of premium the reinstatement premium shall be calculated provisionally on the deposit premium.

         Nevertheless, the liability shall never be more than $25,000,000 in respect of any loss nor more than $75,000,000 in all during the period of this Agreement representing two full reinstatements only of the above limit of indemnity.

                            EXHIBIT D - FOURTH LAYER


RETENTION AND LIMIT

         No claim will be made hereunder unless the Company has first sustained, by reason of any one loss, an ultimate net loss in excess of $50,000,000. The Reinsurer will then be liable for the amount of ultimate net loss in excess of $50,000,000 any one loss, but the limit of liability of the Reinsurer will not exceed $50,000,000 with respect to any one loss.

RATE AND PREMIUM

         For the term of this Agreement, there will be a minimum and deposit premium hereon of $34,000, payable in equal quarterly installments of $8,500 on January 1, 1998, April 1, 1998, July 1, 1998 and October 1, 1998. At Agreement expiration, the Company will adjust the minimum and deposit premium against a rate of 0.33% of its applicable net earned premium.

         "Net earned premium" as used herein is the gross earned premium of the Company for the classes of business reinsured hereunder as specified in the Coverage Article, less the earned portion of premium paid for per risk reinsurance that inures to the benefit of this Agreement.

REINSTATEMENT

         In the event of the whole or any portion of the indemnity given hereunder being exhausted the amount so exhausted shall be automatically reinstated from the time of commencement of any loss occurrence subject to the payment of any additional premium calculated Pro Rata as to amount and as to time, such additional premium to be paid at the time the loss settlement is made by Reinsurers.

         If the loss settlement is made prior to the adjustment of premium the reinstatement premium shall be calculated provisionally on the deposit premium.

         Nevertheless, the liability shall never be more than $50,000,000 in respect of any loss nor more than $150,000,000 in all during the period of this Agreement representing two full reinstatements only of the above limit of indemnity.